UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

Sino Green Land Corporation
(Exact name of registrant as specified in its charter)

6/F No. 947, Qiao Xing Road, Shi Qiao Town
Pan Yu District, Guang Zhou
People’s Republic of China
(Address of registrant’s principal executive office)

Nevada	000-53208	54-0484915
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer
Incorporation)		Identification No.)

86-20-84890337
(Registrant’s telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2010, Sino Green Land Corporation, a Nevada corporation (the “Company”), amended its Certificate of Designation in order to increase the number of authorized shares of Series A Preferred Stock from 1,000,000 to 2,000,000 shares, $0.001 par value. A copy of the Amendment to Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to Certificate of Designation of the Company’s Series A Convertible Preferred Stock, dated May 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO GREEN LAND CORPORATION

Date: May 19, 2010	By:	/s/Anson Yiu Ming Fong
Name:Anson Yiu Ming Fong
Title: Chief Executive Officer